                              SECOND AMENDMENT OF
                      ADMINISTRATIVE AND ADVISORY AGREEMENT
                      -------------------------------------

         This Second Amendment of Administrative and Advisory Agreement ("Amendment") is made as of August 21, 2000, by and between CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership ("Owner") and CEDAR BAY REALTY ADVISORS, INC., a New York corporation ("Advisor").

                                   BACKGROUND
                                   ----------

         (a) Cedar Income Fund, Ltd. and Advisor entered into an Administrative and Advisory Agreement ("Original Agreement") dated as of April 2, 1998 with respect to day-to-day administrative functions.

         (b) Cedar Income Fund, Ltd. assigned to Owner, and Owner assumed, all of its rights and obligations under the Agreement, pursuant to an Assignment of Administrative and Advisory Agreement dated as of April 30, 1999.

         (c) Owner and Advisor amended the Original Agreement by Amendment of Administrative and Advisory Agreement dated November __, 1999 (the "First Amendment") which extended the term of the Original Agreement (the Original Agreement as amended by the First Amendment is hereinafter referred to as the "Agreement").

         (d) Owner and Advisor desire to defer certain fees relative to certain acquisitions until the expiration or earlier termination of the Agreement.

         NOW, THEREFORE, in consideration of the agreements and covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Owner and Advisor agree as follows:

         (1) Any provision to the contrary notwithstanding, Owner and Advisor agree that the payment to Advisor of the acquisition fee described in Section 5.A (2) of the Original Agreement arising from the acquisition of any of the properties listed on Exhibit A (the "Deferred Fee") shall be deferred until the expiration or earlier termination of the Agreement and that such fees shall be paid in full within fifteen (15) days of such event.

         (2) The foregoing notwithstanding, in the event of expiration or termination of the Agreement on a date after December 31, 2004 but prior to December 31, 2005, payment to Advisor under paragraph (1) shall be 50% of the Deferred Fee. In the event of expiration or termination of the Agreement after December 31, 2005, such fees payable to Advisor, shall be reduced by 10 percentage points for each subsequent calendar year the Agreement remains in effect, until reduced to zero in the event of expiration or termination after December 31, 2009.


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         (3)   Except as modified by this Amendment, and as so modified, the parties hereto ratify and confirm the Agreement in all respects.

         (4) This Amendment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement is sought.

         (5) This Amendment contains the entire understanding between the parties with respect to the matters contained herein.

         (6) This Amendment shall be binding upon, and inure to the benefit of, the parties hereto, their respective legal representatives, successors and assigns.

         (7) This Amendment shall be governed and construed in accordance with the laws of the State of New York.


                                            OWNER:
                                            CEDAR INCOME FUND PARTNERSHIP, L.P.
                                            By:  Cedar Income Fund, Ltd.,
                                                 general partner


                                                 By:____________________________
                                                    Name:  Brenda J. Walker
                                                    Title: Vice President


                                            ADVISOR:
                                            CEDAR BAY REALTY ADVISORS, INC.

                                            By:_________________________________
                                               Name: Leo S. Ullman
                                               Title: President





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                                    EXHIBIT A
                                    ---------



The Golden Triangle Shopping Center, Lancaster, Pennsylvania


The Point Shopping Center, Harrisburg, Pennsylvania


Red Lion Shopping Center, Philadelphia, Pennsylvania


55 Northern Boulevard, Great Neck, New York


600 Northern Boulevard, Great Neck, New York


1010 Northern Boulevard, Great Neck, New York